                                                                      EXHIBIT 24


                               ISPAT INLAND INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint John M. Hanak, Marc R. Jeske, and Michael G. Rippey, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 1999, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2000.



                                                    /s/ Robert B. McKersie
                                                    ----------------------------
                                                        Robert B. McKersie

                               ISPAT INLAND INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint John M. Hanak, Marc R. Jeske, and Michael G. Rippey, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 1999, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2000.


                                                    /s/ Lakshmi N. Mittal
                                                    ----------------------------
                                                        Lakshmi N. Mittal

                               ISPAT INLAND INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint John M. Hanak, Marc R. Jeske, and Michael G. Rippey, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 1999, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2000.



                                                    /s/ Johannes Sittard
                                                    ----------------------------
                                                        Johannes Sittard

                               ISPAT INLAND INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint John M. Hanak, Marc R. Jeske, and Michael G. Rippey, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 1999, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2000.



                                                    /s/ Dale E. Wiersbe
                                                    ----------------------------
                                                        Dale E. Wiersbe